Exhibit 99.8

To the Stockholders of Gemstar-TV Guide International Inc.:

Macrovision Corporation and Gemstar-TV Guide International, Inc. have entered into a merger agreement for Macrovision Corporation to acquire Gemstar-TV Guide International, Inc. in a cash and stock transaction. In the transaction, a new holding company named Macrovision Solutions Corporation will own both Gemstar-TV Guide International, Inc. and Macrovision Corporation. In the proposed mergers, you will have the right to elect to receive either $6.35 in cash or 0.2548 of a share of Macrovision Solutions Corporation common stock for each share of Gemstar-TV Guide International, Inc. common stock that you own. The elections are subject to proration so that, in the aggregate, Gemstar-TV Guide International, Inc. security holders will receive cash consideration of $1,547,000,000. A complete description of the mergers and of the election and proration procedures is included in the Joint Proxy Statement-Prospectus which is being provided to you under separate cover.

Enclosed is an Election Form and a Form W-9 which you must complete, sign and return with all of your Gemstar-TV Guide International, Inc. stock certificates to the exchange agent, American Stock Transfer & Trust Company, in order to make an election. Please use the enclosed envelope to return your Election Form, your Form W-9, and your stock certificates.

In order for your election to be effective, the exchange agent must receive your Election Form, together with your Form W-9 and your Gemstar-TV Guide International, Inc. stock certificates, no later than 5:00 p.m., New York time, on April 28, 2008. Please follow the instructions provided with the Election Form carefully.

If your Gemstar-TV Guide International, Inc. stock certificates are not immediately available or time will not permit the Election Form to be delivered to the exchange agent prior to the election deadline, you may make an election without your stock certificates if you submit the Notice of Guaranteed Delivery Form included in this package and follow the instructions in that document.

If you do not make an election, the exchange agent will send you additional forms for the surrender of your Gemstar-TV Guide International, Inc. stock certificates after consummation of the merger, and you will receive Macrovision Solutions Corporation common stock, cash or a combination thereof in exchange for your shares pursuant to the allocation procedures described in the Joint Proxy Statement-Prospectus. If you choose to make an election, please note that (i) you may revoke your election at any time prior to the election deadline by following the instructions provided with the Election Form and (ii) the merger may not close for some time after the election deadline and during that period you will not have access to your stock.

This letter and the accompanying election materials are being mailed to you in a package separate from the one you should have recently received that contains the Joint Proxy Statement-Prospectus dated March 31, 2008 and a proxy card relating to the special meeting of stockholders of Gemstar-TV Guide International, Inc., which is scheduled to be held on April 29, 2008. The Joint Proxy Statement-Prospectus contains important information about the merger, your election rights and the allocation of cash and shares of Macrovision Solutions Corporation common stock in the merger, so please read the Joint Proxy Statement-Prospectus carefully before making an election and completing the Election Form. Do not return these election form in the envelope that has been sent separately in connection with the solicitation of proxy cards.

Your submission of an Election Form does not constitute a vote on the merger agreement. In order to vote your shares, you must sign, date and return the proxy card in the white return envelope included with your proxy materials or attend the special meeting of stockholders described in the Joint Proxy Statement-Prospectus and vote in person.

If you have any questions regarding the election materials, please call Innisfree M&A Incorporated at (877) 750-9501 (toll free).

Very truly yours,

Richard Battista
Chief Executive Officer

Return this form with your Gemstar-TV Guide International, Inc. stock certificates to American Stock Transfer & Trust Company no later than 5:00 PM New York City time on April 28, 2008.	FORM OF ELECTION Return this form and your Gemstar-TV Guide International, Inc. Stock Certificates to American Stock Transfer & Trust Company as follows:	Do you need assistance? Call TOLL FREE 877-750-9501 Innisfree M&A Incorporated

By Mail: American Stock Transfer & Trust Company Operations Center Attn: Reorganization Department P.O. Box 2042 New York, New York 10272-2042	By Hand: American Stock Transfer & Trust Company Attn: Reorganization Department 59 Maiden Lane Plaza Level New York, New York 10038	By Overnight Delivery: American Stock Transfer & Trust Company Operations Center Attn: Reorganization Department P.O. Box 2042 New York, New York 10272-2042

Do not return these election documents in the envelope that has been sent separately in connection with the solicitation of proxy cards. Proxy cards should be returned separately from the election documents.

1. About You and Your Shares - Indicate Address Change As Necessary Below

Name(s) and Address of Registered Holder(s) If there is any error in the name or address shown below, please make the necessary corrections	DESCRIPTION OF SHARES SURRENDERED (Please fill in. Attach separate schedule if needed)
	Certificate No(s).	Number of Shares

TOTAL SHARES F

2. Election Options and Required Signatures - REVIEW INSTRUCTION BOOKLET BEFORE COMPLETING- Complete A & B

A) Options

☐	1. Exchange all shares of Gemstar-TV Guide International, Inc. common stock for cash.	☐	2. Exchange all shares of Gemstar-TV Guide International, Inc. common stock for Macrovision Solutions Corporation common stock.	☐	3. Exchange shares of Gemstar-TV Guide International, Inc. common stock for $6.35 in cash and the balance for shares of Macrovision Solutions Corporation common stock.	☐	4. No Preference.

B) Required Signatures - All Gemstar-TV Guide International, Inc. stockholders must sign below. You must sign the Form W-9.

Signature of Stockholder	Date

Signature of Stockholder (if joint account)	Date

Area Code and Daytime Phone

3. Special Transfer or Payment Instructions
The check and/or Macrovision Solutions Corporation stock certificate from the exchange will be issued in the name(s) printed in Section 1 unless you indicate a different name below. Your signature and a Signature Guarantee are required. The Form W-9 included herein must be completed by the new account holder.

NAME

TAX IDENTIFICATION NUMBER (TIN)

ADDRESS

CITY-STATE-ZIP

AUTHORIZED SIGNATURE(S)
PLACE MEDALLION SIGNATURE GUARANTEE HERE

4. Special Delivery Instructions
The Macrovision Solutions Corporation stock certificate and/or check will be mailed to the address shown in Section 1 unless you indicate a different address below:

NAME

ADDRESS

CITY-STATE-ZIP

IMPORTANT TAX INFORMATION

A stockholder whose Gemstar-TV Guide International, Inc. stock certificates are accepted for payment is required to provide the Exchange Agent with such stockholder’s correct TIN on the included Form W-9 or otherwise establish a basis for exemption from backup withholding. If such stockholder is an individual, the TIN is generally such stockholder’s social security number. If the Exchange Agent is not provided with the correct TIN or an adequate basis for exemption, reportable payments made to such stockholder pursuant to the Merger may be subject to backup withholding and the stockholder may be subject to a penalty imposed by the Internal Revenue Service.

Certain stockholders (including, among others, corporations and certain foreign persons) are not subject to these backup withholding and information reporting requirements. Exempt stockholders should indicate their exempt status on the Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8BEN, Form W-8ECI or Form W-8IMY, as applicable (instead of a Form W-9), signed under penalties of perjury, attesting to such stockholder’s exempt status. Stockholders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and information reporting requirements.

If backup withholding applies, the Exchange Agent is required to withhold 28% of any reportable payments made to the stockholder or other payee. Backup withholding is not an additional federal income tax. If the required information is furnished to the Internal Revenue Service in a timely manner, the federal income tax liability of persons subject to backup withholding may generally be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may generally be obtained from the Internal Revenue Service.

Purpose of Form W-9

To prevent backup withholding on any payments that are made to a stockholder pursuant to the Merger, the stockholder is required to provide the Exchange Agent with (i) the stockholder’s correct TIN by completing the included Form W-9, certifying (x) that the TIN provided on the Form W-9 is correct (or that the stockholder is awaiting a TIN), (y) that (A) the stockholder is exempt from backup withholding, (B) the stockholder has not been notified by the Internal Revenue Service that the stockholder is subject to backup withholding as a result of a failure to report all interest or dividends, or (C) the Internal Revenue Service has notified the stockholder that the stockholder is no longer subject to backup withholding, and (z) that such stockholder is a U.S. citizen or other U.S. person, or (ii) if applicable, an adequate basis for exemption.

What Number to Give the Exchange Agent

The stockholder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record holder of the certificates tendered hereto. If the certificates are in more than one name or are not in the name of the actual owner, consult the instructions for additional guidance on which number to report.

NOTE: FAILURE TO COMPLETE AND RETURN THE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE MERGER. PLEASE REVIEW THE GENERAL INSTRUCTIONS FOR FORM W-9.

Form W-9 (Rev. October 2007) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give form to the requester. Do not send to the IRS.

Name (as shown on your income tax return)

Business name, if different from above

Check appropriate box: ☐ Individual/Sole proprietor ☐ Corporation ☐ Partnership

☐ Limited liability company. Enter the tax classification (D=disregarded entity, C=corporation, P=partnership) „

☐ Other (see instructions) „

☐ Exempt payee
Address (number, street, and apt. or suite no.)	Requester’s name and address (optional)

City, state, and ZIP code

List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on Line 1 to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.	Social security number

or
Employer identification number
Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. citizen or other U.S. person (defined below).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. See the instructions on page 4.

Sign Here	Signature of U.S. person „	Date „

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

•	An individual who is a U.S. citizen or U.S. resident alien,

•	A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

•	An estate (other than a foreign estate), or

•	A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

•	The U.S. owner of a disregarded entity and not the entity,

Cat. No. 10231X	Form W-9 (Rev. 10-2007)

Form W-9 (Rev. 10-2007)	Page 2

•	The U.S. grantor or other owner of a grantor trust and not the trust, and

•	The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Also see Special rules for partnerships on page 1.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name” line.

Limited liability company (LLC). Check the “Limited liability company” box only and enter the appropriate code for the tax classification (“D” for disregarded entity, “C” for corporation, “P” for partnership) in the space provided.

For a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Regulations section 301.7701-3, enter the owner’s name on the “Name” line. Enter the LLC’s name on the “Business name” line.

For an LLC classified as a partnership or a corporation, enter the LLC’s name on the “Name” line and any business, trade, or DBA name on the “Business name” line.

Other entities. Enter your business name as shown on required federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name” line.

Note. You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).

Exempt Payee

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the “Exempt payee” box in the line following the business name, sign and date the form.

Form W-9 (Rev. 10-2007)	Page 3

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following payees are exempt from backup withholding:

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2. The United States or any of its agencies or instrumentalities,

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation,

7. A foreign central bank of issue,

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9. A futures commission merchant registered with the Commodity Futures Trading Commission,

10. A real estate investment trust,

11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

12. A common trust fund operated by a bank under section 584(a),

13. A financial institution,

14. A middleman known in the investment community as a nominee or custodian, or

15. A trust exempt from tax under section 664 or described in section 4947.

The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15.

IF the payment is for . . .	THEN the payment is exempt for . . .

Interest and dividend payments	All exempt payees except for 9

Broker transactions	Exempt payees 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker

Barter exchange transactions and patronage dividends	Exempt payees 1 through 5

Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 7[2]

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.
[2]

However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited liability company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, and 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt payees, see Exempt Payee on page 2.

Signature requirements. Complete the certification as indicated in 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

Form W-9 (Rev. 10-2007)	Page 4

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

	For this type of account:	Give name and SSN of:

1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account[1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner [3]

	For this type of account:	Give name and EIN of:

6.	Disregarded entity not owned by an individual	The owner
7.	A valid trust, estate, or pension trust	Legal entity [4]
8.	Corporate or LLC electing corporate status on Form 8832	The corporation
9.	Association, club, religious, charitable, educational, or other	The organization
tax-exempt organization
10.	Partnership or multi-member LLC	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
[2]	Circle the minor’s name and furnish the minor’s SSN.
[3]

You must show your individual name and you may also enter your business or “DBA” name on the second name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4]

List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

•	Protect your SSN,

•	Ensure your employer is protecting your SSN, and

•	Be careful when choosing a tax preparer.

Call the IRS at 1-800-829-1040 if you think your identity has been used inappropriately for tax purposes.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS personal property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.consumer.gov/idtheft or 1-877-IDTHEFT(438-4338).

Visit the IRS website at www.irs.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

Notice of Guaranteed Delivery

of

Shares of Common Stock of

Gemstar-TV Guide International, Inc.

Pursuant to the Form of Election

(Not To Be Used For Signature Guarantees)

This form or a facsimile hereof must be used to make the election if:

(a)	certificates for your shares of common stock of Gemstar-TV Guide International, Inc. are not immediately available;

(b)	the procedure for book entry transfer cannot be completed on a timely basis; or

(c)	the Form of Election (or a facsimile thereof), the Form W-9, and all other required documents cannot be delivered to the Exchange Agent prior to the Expiration Date.

This form, properly completed and duly executed, may be delivered by hand, mail or facsimile transmission to the Exchange Agent.

The Exchange Agent is:

American Stock Transfer & Trust Company

By Registered or Certified Mail: American Stock Transfer & Trust Company Operations Center Attn: Reorganization Department P.O. Box 2042 New York, New York 10272-2042	By Hand: American Stock Transfer & Trust Company Attn: Reorganization Department 59 Maiden Lane Plaza Level New York, New York 10038	Overnight Delivery American Stock Transfer & Trust Company Operations Center Attn: Reorganization Department P.O. Box 2042 New York, New York 10272-2042

By Facsimile Transmission:

(718) 234-5001

Confirm Receipt of Facsimile by Telephone:

(877) 248-6417

Delivery of this instrument to an address other than as set forth above or transmission of instructions via a facsimile number other than as set forth above does not constitute valid delivery.

This form is not to be used to guarantee signatures. If a signature on a Form of Election is required to be guaranteed by an “eligible institution” under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Form of Election.

Ladies and Gentlemen:

The undersigned hereby surrenders to the Exchange Agent, upon the terms and subject to the conditions set forth in the Form of Election and related instruments, receipt of which is hereby acknowledged, the number of shares of common stock of Gemstar-TV Guide International, Inc. specified below pursuant to the guaranteed delivery procedure set forth below.

(Please type or print)

Certificate Nos.

(if available):
Signature(s)
No. of Shares:

Name(s)	Dated:

Address	If Shares will be delivered by book entry transfer, fill in the applicable account number below:

The Depository Trust Company

Area Code(s) and Telephone Number(s)	DTC Account No.:

Transaction Code No.:

GUARANTEED DELIVERY PROCEDURE

For stockholders whose Gemstar-TV Guide International, Inc. stock certificates are not available, in order for an election to be effective, the Exchange Agent must receive a properly completed Form of Election and Form W-9, accompanied by this Notice of Guaranteed Delivery no later than 5:00 p.m. New York time on April 28, 2008 or book-entry shares no later than 5:00 p.m. New York time on April 28, 2008. The companies anticipate that the effective date of the merger will occur no earlier than May 1, 2008. This Notice of Guaranteed Delivery must be properly completed and duly executed by a member of a registered national securities exchange or of the Financial Industry Regulatory Authority, Inc. or a commercial bank or trust company having an office or correspondent in the United States (subject to the condition that the certificates, the delivery of which is hereby guaranteed, are in fact delivered to the Exchange Agent no later than 5:00 p.m., New York time, on April 30, 2008 (the “Guaranteed Delivery Deadline”)).

For stockholders whose Gemstar-TV Guide International, Inc. stock certificates are not available, if the Exchange Agent does not receive a properly completed Form of Election and Form W-9 accompanied by this properly completed Notice of Guaranteed Delivery by the Election Deadline, the stockholder will be deemed to have made no election and the Exchange Agent will determine the type of merger consideration to be given based on what is available after other Gemstar-TV Guide International, Inc. stockholders have made their elections.

NOTICE OF GUARANTEED DELIVERY

DELIVERY GUARANTEE

(NOT TO BE USED FOR A SIGNATURE GUARANTEE)

THE UNDERSIGNED IS A BANK, BROKER, DEALER, CREDIT UNION, SAVINGS ASSOCIATION OR OTHER ENTITY WHICH IS A MEMBER IN GOOD STANDING OF THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM OR A BANK, BROKER, DEALER, CREDIT UNION, SAVINGS ASSOCIATION OR OTHER ENTITY WHICH IS AN “ELIGIBLE GUARANTOR INSTITUTION,” AS SUCH TERM IS DEFINED IN RULE 17AD-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (EACH OF THE FOREGOING CONSTITUTING AN “ELIGIBLE INSTITUTION”), GUARANTEES THE DELIVERY TO THE EXCHANGE AGENT OF THE SHARES SURRENDERED HEREBY, IN PROPER FORM FOR TRANSFER, OR A CONFIRMATION THAT THE SHARES SURRENDERED HEREBY HAVE BEEN DELIVERED PURSUANT TO THE PROCEDURE FOR BOOK-ENTRY TRANSFER SET FORTH IN THIS NOTICE OF GUARANTEED DELIVERY INTO THE EXCHANGE AGENT’S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY, TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED FORM OF ELECTION (OR FACSIMILE THEREOF) AND A PROPERLY COMPLETED AND DULY EXECUTED FORM W-9 AND ANY OTHER REQUIRED DOCUMENTS, ALL BY 5:00 P.M. NEW YORK TIME ON APRIL 30, 2008.

The Eligible Institution that completes this form must communicate the guarantee to the Exchange Agent and must deliver the Form of Election, the Form W-9, and certificates representing shares to the Exchange Agent within the time period set forth herein. Failure to do so could result in a financial loss to such Eligible Institution.

Authorized Signature:

Name:
(Please Print)

Title:

Name of Firm:

Address:

(Including Zip Code)

Area Code and Telephone Number:

Date:

ELECTION INFORMATION AND INSTRUCTIONS BOOKLET

This booklet provides answers to frequently asked questions, briefly describes your options and provides information and instructions on how to make your election. We urge you to read the instructions carefully and review the Frequently Asked Questions below, as well as the Joint Proxy Statement-Prospectus dated March 28, 2008, including the Question and Answers section, which was recently provided to you. After reviewing this material, complete the “Form of Election” and the Form W-9 and send them in the enclosed envelope along with your stock certificate(s), if any, to Macrovision Solutions Corporation’s exchange agent, American Stock Transfer & Trust Company (the “Exchange Agent”). Do not return these election documents in the envelope that has been sent separately in connection with the solicitation of proxy cards. Proxy cards should be returned separately from the election documents. If you have additional questions after reading this material, you should contact Innisfree M&A Incorporated, the Information Agent, at (877) 750-9501.

The deadline for receipt of your “Form of Election” is 5:00 p.m., New York time on April 28, 2008. We anticipate that the effective date of the merger will occur no earlier than May 1, 2008.

FREQUENTLY ASKED QUESTIONS

1.	Why have I been sent a “Form of Election”?

Macrovision Corporation and Gemstar-TV Guide International, Inc. have entered into a merger agreement for Macrovision Corporation to acquire Gemstar-TV Guide International, Inc. in a cash and stock transaction. Following the transaction, a new holding company named Macrovision Solutions Corporation will own both Gemstar-TV Guide International, Inc. and Macrovision Corporation. Under the merger agreement, you, as a Gemstar stockholder, have the option to elect to receive cash, shares of Macrovision Solutions Corporation common stock, or a combination of the two as consideration for your shares of Gemstar common stock, subject to the limitations described in the answer to Question 5 below and stockholder approval of the merger agreement.

2.	What is the “Form of Election”?

The enclosed “Form of Election” does two things. First, it lets us know your preferred form of payment for your shares of Gemstar common stock (i.e., cash, shares of Macrovision Solutions Corporation common stock or a combination of both). Second, it allows you to surrender your Gemstar stock certificates in order to receive payment for the shares of Gemstar common stock you own.

3.	How do I use the “Form of Election”?

The “Form of Election” is divided into four sections. There are corresponding instructions for completing each section beginning on page 5 of this booklet. When completed, sign and date the “Form of Election” and the Form W-9 and mail them to the Exchange Agent in the enclosed envelope along with your stock certificates for shares of Gemstar common stock, if any, so that you can receive cash, shares of Macrovision Solutions Corporation common stock or a combination of cash and shares of Macrovision Solutions Corporation common stock. By signing the “Form of Election,” you agree to surrender for exchange your stock certificate(s) and you confirm that your tax identification number is correctly stated on the “Form of Election” and that you have complied with all the requirements as stated in the instructions. Please note that if your shares are held in a joint account, signatures of both owners are required.

Consistent with the terms of the merger agreement, the “Form of Election” authorizes the Exchange Agent to take all actions necessary to accomplish the delivery of the shares of Macrovision Solutions Corporation common stock and/or cash in exchange for your shares of Gemstar common stock.

Return your Gemstar stock certificate(s) along with the “Form of Election” and the Form W-9 in the enclosed envelope. Do not sign the back of your stock certificates.

4.	What happens if I do not respond to the election notice or miss the election deadline?

If you do not respond prior to the election deadline, you will be treated as having expressed no preference for form of merger consideration. Another mailing will occur requesting you to present your stock certificates in order to receive the merger consideration, if the merger becomes effective.

You will receive merger consideration if you vote against the merger but it is nevertheless approved by the required vote of Gemstar stockholders. If you do not respond to the election notice or miss the election deadline and the merger is consummated, you will be treated as having expressed no preference for form of merger consideration.

5.	Am I guaranteed to receive what I ask for on the election form?

Macrovision Solutions Corporation will attempt to comply with your election request but cannot ensure that all Gemstar stockholders will receive their election choices in full. The merger agreement provides that, in the aggregate, Gemstar security holders will receive cash consideration of $1,547,000,000. The cash consideration will be used to buy the exact number of Gemstar shares necessary to exhaust the aggregate cash consideration after payment to certain holders of options and restricted stock units and any holders who properly demand appraisal under Delaware law. When the elections of all Gemstar stockholders have been received, Macrovision Solutions Corporation will determine the exact amount of cash and/or shares of Macrovision Solutions Corporation common stock to be distributed to Gemstar stockholders. If more stockholders elect to receive cash than could be satisfied by the available aggregate cash consideration, the number of shares of Gemstar common stock that will be exchanged for cash will be reduced on a pro rata basis. Similarly, if fewer stockholders elect to receive cash than could be satisfied by the available aggregate cash consideration, the number of shares of Gemstar common stock that will be exchanged for shares of Macrovision Solutions Corporation common stock will be reduced on a pro rata basis.

Subject to the terms of the merger agreement, the exchange agent shall have reasonable discretion in consultation with Macrovision Corporation to determine whether any election, revocation or change has been properly or timely made and to disregard immaterial defects in the election forms, and any good faith decision of Macrovision regarding such matters shall be binding and conclusive. Neither Macrovision Solutions Corporation, Macrovision Corporation, Gemstar or the exchange agent shall be under any obligation to notify any person of any defect in an election form.

6.	When can I expect to receive my new stock certificates or cash?

Please allow 15 to 20 business days after the effective date of the merger to receive your check and/or stock certificate.

7.	What if I cannot locate my stock certificate(s)?

Contact American Stock Transfer & Trust Company, Gemstar’s transfer agent, immediately at (800) 937-5449, for replacement instructions.

If your Gemstar-TV Guide International, Inc. stock certificates are not immediately available or time will not permit the “Form of Election” and the Form W-9 to be delivered to the exchange agent prior to the election deadline, you may make an election without your stock certificates if you submit the Notice of Guaranteed Delivery Form included in this package and follow the instructions in that document.

If either your replacement certificate(s) or the Notice of Guaranteed Delivery Form is not received before the election deadline, you will be treated as if you did not respond to the election (see Question 4).

8.	If I elect to receive cash, how much cash will I receive?

Macrovision Solutions Corporation will pay you $6.35 in cash for each share of Gemstar common stock you own, subject to the proration procedures described in the merger agreement (see Question 5).

9.	If I elect to receive shares of Macrovision Solutions Corporation common stock, how many shares will I receive?

You will receive 0.2548 share of Macrovision Solutions Corporation common stock for each share of Gemstar common stock you own, subject to the proration procedures described in the merger agreement (see Question 5).

10.	If I elect to receive a combination of cash and shares of Macrovision Solutions Corporation common stock, what will I receive?

If you elect to receive cash and shares of Macrovision Solutions Corporation common stock, you will receive $6.35 in cash for each share of Gemstar common stock you designate as being exchanged for cash and 0.2548 share of Macrovision Solutions Corporation common stock for each of your remaining shares of Gemstar common stock, subject to the proration procedures described in the merger agreement (see Question 5).

11.	What will happen to my election if I assert my appraisal rights under Delaware law?

A “Form of Election” will not be valid and will be ignored if completed by a shareholder that takes such actions as may be required prior to the completion of the merger to perfect appraisal rights under Delaware law. Any such shareholder that subsequently fails to perfect appraisal rights will be treated as having elected to exchange all such shareholder’s shares of Gemstar common stock for shares of Macrovision Solutions Corporation common stock.

12.	What will happen if the merger agreement is terminated after I submit my election?

Consummation of the merger is subject to the required approval of the shareholders of Gemstar and Macrovision Corporation and the satisfaction of other conditions. No payments related to the surrender of Gemstar stock certificates will be made prior to the consummation of the merger, and no payments will be made if the merger agreement is terminated. If the merger agreement is terminated, all elections will be void and of no effect and any Gemstar share certificates sent to the exchange agent will be promptly returned to you.

13.	Will I have to pay taxes on the proceeds if my shares are exchanged?

Please refer to the discussion of “Material United States Federal Income Tax Consequences of the Merger” in the Joint Proxy Statement-Prospectus dated March 28, 2008, which has been provided to you under separate cover. Because individual circumstances may differ, you should consult your tax advisor for a complete understanding of the tax effects of the merger to you, including the application and effect of foreign, state, local or other tax laws.

14.	Will I receive cost basis information for the shares I exchange for cash?

Gemstar does not have a history of the cost basis of your shares. If you have not kept a record of your stock purchases and the shares were purchased through a broker, the broker may be able to provide you with this information.

15.	How should I send in my signed documents and stock certificates?

An envelope addressed to the Exchange Agent is enclosed with this package. Please use this envelope to return your “Form of Election,” your completed Form W-9, your Gemstar stock certificates, if applicable, and any additional documentation that may be required to make your election complete. If you do not have the envelope, please mail all the requested documentation to: American Stock Transfer & Trust Company, Operations Center, Attention: Reorganization Department, P.O. Box 2042, New York, New York 10272-2042. If you are mailing stock certificates, we recommend that you use Registered Mail, return receipt requested. Please do not return any documents to Gemstar or Macrovision Solutions Corporation.

Until your Gemstar stock certificates are actually received by the Exchange Agent, delivery is not effected. You hold title to the certificates and you bear the risk of loss.

16.	Are there any fees associated with the exchange?

There are no fees associated with the exchange, unless you need to replace missing stock certificates.

17.	How do I change my address on the “Form of Election”?

Mark through any incorrect address information that is printed on the “Form of Election” in Section 1. Clearly print the correct address in the area beside the printed information. If you would like to receive your payment under the merger at a different address from that in Section 1, please complete Section 4.

18.	What do I do if:

a)	I want to change the name on my account?

b)	I want to have my check made payable to someone else?

c)	The owner or co-owner of the shares is deceased?

Please complete the applicable areas in the “Form of Election” in order to transfer the shares or cash to someone else. For more information, refer to the enclosed Instructions for Completing the Form of Election, Section 3.

19.	Can I revoke my election?

Any election may be revoked until 5:00 p.m. New York time on April 28, 2008. To revoke an election, a written notice of revocation must (a) specify the name of the stockholder having made the election to be revoked and (b) be signed by the stockholder in the same manner as the original signature on the “Form of Election” by which such election was made. A new election may be made by submitting a new “Form of Election.”

20.	Can I sell my shares after I have made an election?

Unless you revoke your election prior to the election deadline, once you sign and return your “Form of Election,” you will no longer be able to trade or sell your shares of Gemstar common stock covered by the “Form of Election” until the merger is completed.

21.	Can I elect to have a portion of my shares exchanged under different options?

You can elect only one option for each account in which you hold shares of Gemstar common stock. If you hold Gemstar common stock in more than one account, you may choose a different option for each such account.

22.	Who do I call if I have additional questions?

You may contact Innisfree M&A Incorporated, the Information Agent, at (877) 750-9501.

INSTRUCTIONS FOR COMPLETING THE FORM OF ELECTION

These instructions are for the accompanying “Form of Election” for the registered stockholders of Gemstar-TV Guide International, Inc. For instructions for the accompanying Form W-9, see the General Instructions to Form W-9. All elections are subject to the merger agreement that was furnished to stockholders of Gemstar as part of the Joint Proxy Statement-Prospectus dated March 21, 2008.

The terms of the merger agreement may make it impossible for all elections to be honored in full (see the full description in the Joint Proxy Statement-Prospectus, which has been previously provided to you). It is very important that you complete, sign and return the “Form of Election” and the Form W-9 before the election deadline of April 28, 2008 at 5:00 p.m., New York time. Please use the enclosed envelope, addressed to American Stock Transfer & Trust Company, to return the “Form of Election” and the Form W-9, together with all of your Gemstar stock certificates. In order to execute your election preference, all of your Gemstar stock certificates presented must match your Form of Election. If some of your shares are held by a broker, bank, or other nominee, please contact your broker, bank or other nominee for instructions on what to do with those shares.

FORM OF ELECTION

Section 1. ABOUT YOU AND YOUR SHARES

Section 1 of the “Form of Election” shows the registration of your account and the number and type of shares of Gemstar common stock owned by you as reflected on the records of Gemstar at the time of mailing these instructions.

If your stock certificate(s) is lost, please contact Gemstar’s transfer agent, The American Stock Transfer & Trust Company at (800) 937-5449 immediately for replacement instructions.

Mark through any incorrect address information that is printed in this area on the “Form of Election.” Clearly print the correct address in the space beside the printed information.

Any reference to the term “certificate” means shares of Gemstar common stock that are held in certificate form. You are required to complete the “Form of Election” as explained below in Section 2 of these instructions.

Section 2. ELECTION OPTIONS AND REQUIRED SIGNATURES

The terms of the merger agreement allow you to choose, subject to certain limitations, the type of consideration you receive for your shares of Gemstar common stock. For more information, please refer to the Joint Proxy Statement-Prospectus dated March 28, 2008, which has been previously provided to you. Regardless of the option you choose, your Gemstar stock certificates must be returned with the “Form of Election” and the Form W-9 for your election to be valid. If you do not hold shares in certificate form, contact your broker, bank or other nominee.

A)	Payment Options

Select one of the following options:

1.	Exchange all shares of Gemstar common stock for cash. You will receive $6.35 for each share of Gemstar common stock owned, subject to the proration procedures described in the merger agreement.

2.	Exchange all shares of Gemstar common stock for shares of Macrovision Solutions Corporation common stock. You will receive 0.2548 of a share of Macrovision Solutions Corporation common stock for each share of Gemstar common stock owned, subject to the proration procedures described in the merger agreement. No fractional shares will be issued and you will receive a cash payment in lieu of any fractional shares.

3.	Exchange a portion of your shares of Gemstar common stock for cash and the remainder of your shares of Gemstar common stock for shares of Macrovision Solutions Corporation common stock. You may choose to exchange a portion of your shares of Gemstar common stock for cash and the remainder of your shares of Gemstar common stock for shares of Macrovision Solutions Corporation common stock. If you choose a combination of cash and shares of common stock of Macrovision Solutions Corporation, you will receive $6.35 in cash for each share of Gemstar common stock designated to be exchanged for cash and 0.2548 of a share of Macrovision Solutions Corporation common stock for each of your remaining shares of Gemstar common stock, subject to the proration procedures described in the merger agreement. No fractional shares will be issued and you will receive a cash payment in lieu of any fractional shares.

4.	No Preference. If this option is selected, you are indicating that you have no preference as to the type of consideration to be received, and will accept cash, shares of Macrovision Solutions Corporation common stock or a combination of both as determined by Macrovision Solutions Corporation and its exchange agent, American Stock Transfer & Trust Company, based on what is available after other Gemstar stockholders have made their elections.

The merger agreement provides that, in the aggregate, Gemstar security holders will receive cash consideration of $1,547,000,000. The cash consideration will be used to buy the exact number of Gemstar shares necessary to exhaust the aggregate cash consideration after payment to certain holders of options and restricted stock units and any holders who properly demand appraisal under Delaware law. When the elections of all Gemstar stockholders have been received, Macrovision Solutions Corporation will determine the exact amount of cash and/or shares of Macrovision Solutions Corporation common stock to be distributed to Gemstar stockholders. Macrovision Solutions Corporation will attempt to comply with the election requests of Gemstar stockholders. However, if more stockholders elect to receive cash than could be satisfied by the available aggregate cash consideration, the number of shares of Gemstar common stock that will be exchanged for cash will be reduced on a pro rata basis. Similarly, if fewer stockholders elect to receive cash than could be satisfied by the available aggregate cash consideration, the number of shares of Gemstar common stock that will be exchanged for shares of Macrovision Solutions Corporation common stock will be reduced on a pro rata basis. Please refer to the merger agreement and the Joint Proxy Statement-Prospectus, which have been previously provided to you, for a full description of the proration procedures.

B)	Required Signatures

All individuals listed as stockholders on the stock certificate must sign the “Form of Election.” Please be sure to include your daytime telephone number.

UNLESS THERE ARE SPECIAL TRANSFER OR PAYMENT INSTRUCTIONS OR SPECIAL DELIVERY INSTRUCTIONS, OR YOU ARE REPORTING LOST, STOLEN OR DESTROYED CERTIFICATES, YOU NEED NOT CONTINUE TO THE NEXT SECTION. HOWEVER, BEFORE YOU MAIL YOUR “FORM OF ELECTION” AND YOUR FORM W-9, MAKE SURE YOU DO THE FOLLOWING:

a)	Verify the election you have chosen;

b)	Sign, date and include your daytime phone number;

c)	Complete and sign the Form W-9; and

d)	Include your Gemstar stock certificates, if applicable, along with the “Form of Election” and the Form W-9 in the enclosed envelope. Do not sign the back of your Gemstar stock certificates.

Section 3. SPECIAL TRANSFER OR PAYMENT INSTRUCTIONS

If you want your Macrovision Solutions Corporation stock certificate registered or your check made payable in a name or names different from the name(s) printed in Section 1 on the “Form of Election,” please follow the instructions immediately below. Otherwise, proceed to Section 4.

First, print the name(s), address and the Taxpayer Identification Number or Social Security Number of the person(s) receiving the shares in the space provided under Special Transfer or Payment Instructions. Then, refer to the procedures printed below for the requirements needed to make some of the most frequently requested types of registration changes. These documents must accompany your Gemstar stock certificate(s), if applicable, and your “Form of Election.”

Name change due to marriage or transfer of ownership to another individual:

1.	Obtain a signature guarantee for the stockholder whose name is printed on the “Form of Election.” If it is a joint account both owners must sign and have their signatures guaranteed. Each signature must be guaranteed by an officer of a commercial bank, trust company, credit union or savings and loan who is a member of the Securities Transfer Agents Medallion Program (STAMP), or by a stockbroker who is a member of STAMP. The signature of a Notary Public is not acceptable for this purpose.

2.	Complete the Form W-9 by listing the Taxpayer Identification Number (TIN) or Social Security Number (SSN) that is to be used for tax reporting on the new account. The individual whose TIN or SSN is being used must sign the Form W-9. Please refer to the General Instructions for Form W-9 for more detailed information.

Stockholder whose name is printed on the “Form of Election” is deceased. You are the executor or administrator of the estate:

1.	Provide a certified (under raised seal) copy of the Court Qualification appointing the legal representative (dated within 60 days) except in the State of New York (dated within 180 days):

2.	Obtain a signature guarantee for the legal representative. The signature must be guaranteed by an officer of a commercial bank, trust company, credit union or savings and loan who is a member of the Securities Transfer Agents Medallion Program (STAMP), or by a stockbroker who is a member of STAMP. The signature of a Notary Public is not acceptable for this purpose.

3.	Complete the Form W-9 by listing the Taxpayer Identification Number (TIN) or Social Security Number (SSN) that is to be used for tax reporting on the new account. If the account is being registered in the name of the estate and not to an individual, a TIN is required. Please refer to the General Instructions for Form W-9 for more detailed information.

The account is a joint account and one of the accountholders is deceased. Transferring shares to the survivor only:

1.	Provide a certified (under raised seal) copy of death certificate.

2.	Survivor’s signature (Signature guarantee is not necessary in this case).

3.	Complete the Form W-9 by listing the Taxpayer Identification Number (TIN) or Social Security Number (SSN)

that is to be used for tax reporting on the new account. The individual whose TIN or SSN is being used must sign the Form W-9. Please refer to the General Instructions for Form W-9 for more detailed information.

The account is a joint account and one of the accountholders is deceased. Transferring shares to the survivor and adding a name:

1.	Provide a certified (under raised seal) copy of death certificate.

2.	Survivor must obtain a signature guarantee. The signature must be guaranteed by an officer of a commercial bank, trust company, credit union or savings and loan who is a member of the Securities Transfer Agents Medallion Program (STAMP), or by a stockbroker who is a member of STAMP. The signature of a Notary Public is not acceptable for this purpose.

3.	Complete the Form W-9 by listing the Taxpayer Identification Number (TIN) or Social Security Number (SSN) that is to be used for tax reporting on the new account. The individual whose TIN or SSN is being used must sign the Form W-9. Please refer to the General Instructions for Form W-9 for more detailed information.

The account is a custodial account and the former minor has reached the legal age of majority: If the request is being made by the custodian:

1.	The former minor must obtain a signature guarantee. The signature must be guaranteed by an officer of a commercial bank, trust company, credit union or savings and loan who is a member of the Securities Transfer Agents Medallion Program (STAMP), or by a stockbroker who is a member of STAMP. The signature of a Notary Public is not acceptable for this purpose.

2.	Provide a certified (under raised seal) copy of the birth certificate for the former minor.

3.	Complete the Form W-9 by listing the Taxpayer Identification Number (TIN) or Social Security Number (SSN) that is to be used for tax reporting on the new account. The individual whose TIN or SSN is being used must sign the Form W-9. Please refer to the General Instructions for Form W-9 for more detailed information.

If the request is being made by the minor who has now reached the age of majority:

1.	The former minor must obtain a signature guarantee. This signature must be guaranteed by an officer of a commercial bank, trust company, credit union or savings and loan who is a member of the Securities Transfer Agents Medallion Program (STAMP), or by a stockbroker who is a member of STAMP. The signature of a Notary Public is not acceptable for this purpose.

2.	Complete the Form W-9 by listing the Taxpayer Identification Number (TIN) or Social Security Number (SSN) that is to be used for tax reporting on the new account. The individual whose TIN or SSN is being used must sign the Form W-9. Please refer to the General Instructions for Form W-9 for more detailed information.

You want to have the account registered in the name of a trust:

1.	Obtain a signature guarantee for the stockholder whose name is printed on the “Form of Election.” If it is a joint account, both owners must sign and have their signatures guaranteed. Each signature must be guaranteed by an officer of a commercial bank, trust company, credit union or savings and loan who is a member of the Securities Transfer Agents Medallion Program (STAMP), or by a stockbroker who is a member of STAMP. The signature of a Notary Public is not acceptable for this purpose.

2.	Provide the name of the trustee and the date of the trust.

3.	Complete the Form W-9 by listing the Taxpayer Identification Number (TIN) or Social Security Number (SSN) that is to be used for tax reporting on the new account. The individual whose TIN or SSN is being used must sign the Form W-9. Please refer to the General Instructions for Form W-9 for more detailed information.

If your circumstances differ from those listed above, or if you have any other questions, please contact Innisfree M&A Incorporated, the Information Agent, at (877) 750-9501.

Section 4. SPECIAL DELIVERY INSTRUCTIONS

Complete this section only if you want the Macrovision Solutions Corporation stock certificates and/or check resulting from your election to be delivered to an address other than the one printed in Section 1 on the “Form of Election.”

Note: Your address of record will not be affected by completing this section.

DELIVERY INSTRUCTIONS

By Mail:

American Stock Transfer & Trust Company

Operations Center

Attn: Reorganization Department

P.O. Box 2042

New York, New York 10272-20

By Hand:

American Stock Transfer & Trust Company

Attn: Reorganization Department

59 Maiden Lane

Plaza Level

New York, New York 10038

By Overnight Delivery:

American Stock Transfer & Trust Company

Operations Center

Attn: Reorganization Department

P.O. Box 2042

New York, New York 10272-20

For information, contact Innisfree M&A Incorporated, the Information Agent, at (877) 750-9501.